CONVERSIONLABS

Direct-to-Consumer Telemedicine

OTCQB:CVLB

October 2020

Important Cautions Regarding Forward-Looking Statements

Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “intends,” “goal,” “objective,” “seek,” “attempt,” or variations of these or similar words, identify forward-looking statements.

These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. This presentation does not constitute an offer or a solicitation to sell securities.

There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

Conversion Labs is an emerging leader in telehealth, with a growing portfolio of direct-to-consumer telemedicine brands.

- **Brands** combine virtual medical treatment with prescription medications and unique over-the-counter products.
- **Nationwide network of licensed telehealth physicians** provides virtual medical treatments, including prescriptions and over the counter medications
- **Proven** subscription-based business model with attractive unit economics
- **Fast-growing** software-as-a-service business


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The Telemedicine & Online Pharmacy Opportunity is Massive

Conversion Labs has a **first-mover** advantage in the U.S. telehealth and online pharmacy market and is well positioned to capitalize on this disruption.

US virtual care visits to soar to over 1 billion in 2020.[2]

70%

70% of the retail prescription drug market will shift to online within the next 7 years, a $200 billion economic shift.[1]



$175 Billion+

Global telemedicine market is expanding at a 19.3% compound annual growth rate, and will surpass $175 billion by 2026.[3]

Google
Official Pharmacy Partner

Facebook
Official Pharmacy Partner

LegitScript
Certified Company

GoGoMeds.com
Joint Venture Partner

1) Alliance Bernstein – Sept. 2018
2) Forrester report, April 10, 2020
3) Global Market Insights report, published April 2020

CONVERSIONLABS
OTCQB:CVLB

Conversion Labs is Uniquely Positioned to Capitalize on the Growth of Online Pharmacy and Telemedicine

- Core competency in all aspects of digital marketing and patient acquisition
- Proprietary, vertically integrated and highly optimized marketing and telehealth technology infrastructure
- Proven ability to efficiently capture market share in highly competitive markets
- Pharmacy infrastructure[1] in place for dispensing prescription medications directly to consumers in 50 states
- 48 state physician network supported by Veritas MD plaftorm[2]
- Pharmacy partner of Facebook, Google and leading display advertising networks — LegitScript certified

1. Conversion Labs uses a third party, GoGoMeds for pharmacy fulfillment.
2. Veritas MD platform launching in October 2020.

Major Consumer and Healthcare Trends are Driving the Growth of Telemedicine

Healthcare Trends

- **Costs of healthcare rising** due to aging population and poor public policy
- **Process of seeking medical** care usually takes more than two hours[1]
- **Physician shortages and overloaded schedules** are primarily responsible for longer wait times and shorter patient consultations
- **Greater use of telemedicine** and transition to online pharmacy is essential to reduce costs

Consumer Trends

- **Convenience-focused:** less willing or unable to take off work and wait in a clinic to see a doctor
- **Increasingly more comfortable and trusting** of technology and online services
- **Desire for immediate, on-demand access** to care without waiting for appointments or medicines
- **Ability to shop online for best virtual care empowers consumers**, creates downward pressure on prices

1. https://hms.harvard.edu/news/paying-health-care-time

Our End-to-End Telehealth Customer Acquisition Model & Lifecycle

1. Acquisition

Patient/customer views online ad, visits our website, initiates OTC checkout or Rx screening.

2. Screening

Patient/customer completes detailed online medical screening.

3. Scheduling

If required, a virtual consultation with a licensed physician is scheduled.



4. Consultation

Virtual visit with doctor, review of medical history.

5. Prescription

Doctor to deny, approve or prescribe Rx, based on review.

6. Fulfillment

Same day shipping of Rx and incredible customer service.

7. Follow Up

Rx refills, follow up consults, upsells, OTC product offerings.

Strong Revenue Growth & Financial Performance

220%
YoY Est. Revenue Growth in 2020

80%
Revenue CAGR 2015-2019

$47M+
Annualized Net Revenue Run-Rate & Growing

220,000+
Customers[1]

Scalable Business Model with Conservative Overhead Structure

Revenue Growth


$0.7M
$1.2M
Became Conversion Labs
$5.2M
$5.1M
$8.3M
$12.5M
$28.5M
$40.0M+
2014
2015
2016
2017
2018
2019
TTM 2
2020F

1. Customer count as of 9/30/2020 excluding PDFSimpli.
2. TTM = trailing twelve months ended September 30, 2020. 2020 outlook issued and only effective on August 17, 2020. Annualized net revenue run-rate based on of $3.9 million for the month of September 2020.

CONVERSIONLABS
OTCQB:CVLB

Proven Direct Response Marketing Ability

Consistent Top-Line Revenue Growth Since Launch of Core Brands

Telemedicine/OTC Brands



$10.0M
$9.0M
$8.0M
$7.0M
$6.0M
$5.0M
$4.0M
$3.0M
$2.0M
$1.0M
$0.0M
Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20

SaaS Business Unit



$2.0M
$1.8M
$1.6M
$1.4M
$1.2M
$1.0M
$0.8M
$0.6M
$0.4M
$0.2M
$0.0M
Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20

Acquired 51% of PDFSimpli Q2 2018

Our Business Units


SHAPIRO MD
HAIR GROWTH EXPERTS


REX MD


SOSRx


PDFSimpli

Powered By

Veritas MD™[1]

1. Veritas MD launch planned for October 2020

Veritas MD™

Designed to be a telehealth platform of the future, Veritas MD was built from the ground up to include all the features required to provide an end-to-end telehealth experience — everything from patient acquisition, consultation and prescribing, to order fulfillment and follow-up care.

- Platform builds upon our existing telemedicine infrastructure, introducing new capabilities that have transformed the scalability and agility of our business.
- Developed through years of work by experts in technology, medicine and regulatory affairs.
- Transitions us to a vertically integrated infrastructure.
- Integration with physician network and pharmacy to be launched in Q4 2020.


Veritas MD
Steven Paul
Dashboard
Health Record
Consultations
Find a Doctor
Messages
Veritas Provider Network
Available
Veritas Provider Network is available for on demand appointments. Go to waiting room to see him now.
Choose a Provider
See next available doctor
Rx
No more waiting for an appointment. Veritas lets you get in touch with your doctor and Care Team whenever, wherever you are to ask questions, discuss changes to your treatment plan, control your prescriptions, and more.
Start Here
WELCOME
Meet Veritas
See what Veritas is all about in our exciting launch video.
Watch the Demo


Patient
Sarah Ericsson
Dr. Pierce, M.D.

Learn More

Rex MD

Rex MD™ is a digital health clinic for men. Initially focused on erectile dysfunction (ED) treatment, Rex MD will soon offer virtual medical treatment for hairloss, skincare, mental health, primary care, and more.

- Launched in December 2019 with virtual treatment for erectile dysfunction in 46 states; currently treating patients in 48 states.
- Strong month-over-month revenue and subscriber growth since launch with strong unit economics.
- Men's digital health and pharmacy represents large market opportunity with minimal competition and high barriers to entry.
- Near term growth drivers include product extensions, optimization, influencer marketing, and new advertising channels.

Learn More

REX MD


REX MD
Sildenafil

Product Line


REX MD
Sildenafil

Sildenafil


REX MD
Viagra

Viagra®


REX MD
Tadalafil

Tadalafil


REX MD
Cialis

Cialis


REX MD
Levitra

Sildenafil


REX MD
Finasteride

Finasteride


REX MD

Valacyclovir


REX MD

Sertraline


REX MD
BETA GLUCAN
PREBIOTIC

Beta Glucan


REX MD
PERFORMANCE WIPES
10 Wipes
REX MD
PERFORMANCE WIPES

Performance Wipes

REX MD

Treatment Roadmap

	ACTIVE	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21
E.D.	TAM = ~$4B[1]					
P.E.		TAM = ~$2B[2]				
Herpes		TAM = ~$2B[3]				
Cold Sores		TAM = ~$320M[4]				
Cold & Flu		TAM = ~$13B[5]				
Hair Loss		TAM = ~$3B[6]				
Allergies		TAM = ~$25B[7]				
Testosterone		TAM = ~$1.67B[8]				
Weight Management			TAM = ~$4.7B[9]			
Teledermatology				TAM = ~$4B[10]		
IBS/CD					TAM = ~$1B[11]	
Diabetes						TAM = ~$58B[12]
Anxiety & Depression						TAM = ~$14B[13]


Jeffrey Toll, MD
Internal Medicine
REX MD

Note: Market size based on global spend

1. Grand View Research, 2016
2. Arizton, 2020 (2025 projection)
3. 360 Market Updates, 2020
4. IBIS World, 2020
5. Grand View Research, 2020
6. IBIS World, 2020
7. Grand View Research, 2019
8. Industry Research, 2020
9. Grand View Research, 2017
10. Medgadget, 2020
11. Allied Market Research, 2020
12. Drug Development (2025 projection)
13. Brand Essence Research, 2020

Shapiro MD

Shapiro MD™ is a leading hair loss telemedicine brand for men and women. The brand combines a patented portfolio of OTC hair loss products with virtual medical treatment for hair loss across all 50 states.

- Developed by distinguished dermatologists Dr. Steven Shapiro, M.D., and Dr. Michael Borenstein, M.D. PhD.
- Includes naturally occurring DHT blocking system, FDA approved minoxidil, FDA-cleared laser treatment cap, prescription oral medications, and compounded topical drugs for hair loss.
- 200,000+ customers since launch; $21M+ revenue run-rate.[1]
- Differentiated and patented product offering in large global market (50%+ of men and women suffer from hair loss).
- Completed development for several new proprietary compounded formulations; planned for launch Q4 2020.


SHAPIRO MD
HAIR GROWTH EXPERTS

Learn More

1. Based on Q3 2020 Net Sales of Shapiro MD Products

Product Line


SHAPIRO MD
DHT BLOCKING
SHAMPOO
Triple Action
Hair Therapy
Formula
Shampoo


SHAPIRO MD
DHT BLOCKING
CONDITIONER
Triple Action
Hair Therapy
Formula
Conditioner


SHAPIRO MD
DHT BLOCKING
LEAVE-IN
CONDITIONER
Leave-in Conditioner


Latisse


Peptide Eyelash Serum


SHAPIRO MD
Finasteride
Finasteride


Laser Cap


SHAPIRO MD
LEAVE-IN
DAILY
FOAM
Leave-in Foamer


SHAPIRO MD
2% Minoxidil


SHAPIRO MD
5% Minoxidil


SHAPIRO MD
Women's Maximum Growth Serum


SHAPIRO MD
Men's Maximum Growth Serum


SHAPIRO MD
Peptide
Therapy
Serum
Peptide Therapy Serum


SHAPIRO MD
Complete
Thyroid
Support
Women
Complete Thyroid Support

SHAPIRO MD
HAIR GROWTH EXPERTS

Product Roadmap

	Q4'20	Q1'21	Q2'21	Q3'21
Compounded Topical Rx (Men)	TAM = ~$3B[1]			
Compounding Topical Rx (Women)	TAM = ~$3B[1]			
Thyroid Disorder Treatments		TAM = ~$2B[2]		
Eyelash Growth		TAM = $.5B[3]		
OTC Skincare			TAM = $135B[4]	
Teledermatology				TAM = $4.5B[5]


Jeremy Fine,
Internal

Note: Market size based on global spend
TAM = Total Addressable Market

1. IBIS World, 2020
2. Allied Market Research, 2018
3. Medgadget, 2019
4. Grand View Research, 2020
5. Medgadget, 2020

SOSRx

SOSRx™ is a telehealth brand that helps individuals and families prepare for emergency medical situations. The brand's initial focus is preventative prescription and OTC products for nuclear incidents or terrorism, bioterrorism, flu epidemics, and international travel.

- Innovative telehealth business model in $93 billion/year global incident and emergency management market.[1]
- Initial product (Disaster Pack) consists of prophylactic prescriptions for flu epidemics (oseltamivir), bioterrorism (levofloxacin), and FDA approved potassium iodide for radiation exposure.
- Launch put on hold due to Covid-19; planned relaunch in 1H 2021.

Learn More


SOSRx
SOSRx

1) ReportLinker report, June 2020

PDF Simpli

PDF Simpli is a SaaS product that enables editing, converting, compressing, splitting, or compressing PDF files. Conversion Labs owns 51% of PDF Simpli through a strategic investment made in June 2018.

- Scalable search engine marketing (SEM) driven SaaS business model.
- PDF market estimated by Adobe to be $2.4 billion/year globally, expected to grow to $7.5 billion by 2021.[1]
- Strong year-over-year revenue growth, with crossover to profitability anticipated Q1 2021.
- Strong unit economics with 4X+ LTV/CAC ratio.

Learn More


PDFSimpli
PDF Made Simple
Let's get started!
Drag & Drop your PDF here

Alexa Rank | ↑ 1.33k | #6,478

Alexa ranking in global internet traffic and engagement over the past 90 days


6,000
10,000
14,000
10/1/2019
10/1/2020

1) Adobe, November 2019

Key Takeaways

- **Sales Accelerating:** Expecting $40M+ in 2020 vs $12.5M in 2019
- **Our telehealth infrastructure** build out in 2019, now a major growth driver in 2020
- **Launched Rex MD,** our first telehealth brand, in Q4 2019
- **Additional telehealth offerings** scheduled to launch by year-end

Revenue Growth


$5.2M
$5.1M
$8.3M
$12.5M
$28.5M
$40.0M+
2016
2017
2018
2019
TTM
2020F

TTM = trailing twelve months ended September 30, 2020. 2020 outlook issued and only effective on September 30, 2020.

Contact Us

CONVERSIONLABS

Company Contact:
Justin Schreiber
President & CEO
justin@conversionlabs.com

Investor & Media Contact:
Ron Both or Grant Stude
CMA Group
investors@conversionlabs.com
(949) 432-7566

CVLB
conversionlabs.com

Appendix

CONVERSIONLABS
OTCQB:CVLB

Stock & Operational Highlights

Share Structure (As of 10/16/20)

Common Shares Issued	16,778,869
Warrants[1]	1,361,019
Options	3,448,400
Total[2]	21,588,288

Stock Information

Symbol	CVLB
Share Price[4]	$6.75
52-Week Stock Range	$0.55 - $10.70
Average Daily Volume (50 Day)[4]	670.79k shares (pre-1/5 split)

Corporate Highlights

October 12, 2020	Reported expected Q3 2020 record revenue of $11.2 Million, up 254%; Subscription ARR hits $19.3 million, up 458%.
September 16, 2020	Closed $3.5 million equity investment and submitted application for Nasdaq capital market up-listing.
September 11, 2020	Reported August 2020 revenues up 267% to record $3.7 million; annualized run-rate hit $44.0 million.
August 17, 2020	Reported revenue up 237% to record $9.1 Million; 2020 revenue on track to exceed $40 million.
August 3, 2020	Reported July 2020 revenues up 302% to record $3.6 Million.
June 16, 2020	Appointed leading health & wellness doctor, Jeff Toll, to medical advisory board.
June 9, 2020	Reported May 2020 net revenues up 274% to record $3.2 Million, on track to exceed 3x growth in 2020
May 19, 2020	Reported revenue up 59% to record $4.3M in Q1 2020; raised 2020 revenue outlook to exceed $36M.
May 11, 2020	Expanded capabilities of telemedicine platform as sales in April more than double.
April 14, 2020	Appointed award-winning physician, Dr. Jeremy Fine, to advisory board to advance telemedicine brand portfolio.
March 31, 2020	Reported revenue up 50% to record $12.5M in 2019.

1. Excludes unvested consulting warrants issued in conjunction with Bolt Ventures financing.
2. Excludes conversion of Series B preferred shares and warrant held by Bolt Ventures (https://www.sec.gov/Archives/edgar/data/948320/000149315220016971/form8-k.htm) and performance based restricted issuances owed to American Nutra Tech and JLS Ventures.
3. Closing share price on 10/15/20.

Management | Board | Advisors

Board of Directors

Justin Schreiber	Chairman
John R. Strawn, Jr.	Director
Anthony G. Bruzzese, M.D.	Director
Michael Borenstein, M.D.	Director
Joseph V. Ditrolio, M.D.	Director
Stefan Galluppi	Director
Bertrand Velge	Director
Happy Walters	Director

Substantial retail, healthcare, e-commerce, M&A, regulatory and capital markets experience; track record of building and financing disruptive companies and creating shareholder value

Management Team

Justin Schreiber	Chairman & CEO
Stefan Galluppi	Chief Operating & Technology Officer
Juan Manuel Piñeiro Dagnery	Chief Financial Officer
Nick Alvarez	Chief Acquisition Officer
Sean Fitzpatrick	President, PDFSimpli

Entrepreneurs with significant experience in healthcare, online marketing and finance

Advisory Team

Dr. Jeremy Fine	Cedars-Sinai, UCLA
Dr. Joseph V. Ditrolio, M.D.	New Jersey Medical School, St. Barnabas Medical Center
Dr. Steven Shapiro, M.D.	University of Miami School of Medicine
Dr. Michael Borenstein, M.D., PhD	Columbia University, University of Miami School of Medicine
Dr. Liliana Ramirez	University of Puerto Rico School of Medicine
Dr. Jeff Toll	Thomas Jefferson University, Cedars-Sinai

Opinion leading physicians and scientists in urology, dermatology, microbiology, and nutrition